Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

 CHESAPEAKE LODGING TRUST REPORTS FOURTH QUARTER RESULTS

ANNAPOLIS, MD, February 18, 2016 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended December 31, 2015.

HIGHLIGHTS

•	RevPAR: 3.8% pro forma increase for the hotel portfolio over the same period in 2014.

•	Adjusted Hotel EBITDA Margin: 240 basis point pro forma increase to 32.7% for the hotel portfolio over the same period in 2014.

•	Adjusted Hotel EBITDA: $47.8 million.

•	Adjusted Corporate EBITDA: $42.8 million.

•	Adjusted FFO: $30.7 million or $0.52 per diluted common share.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three months and year ended December 31, 2015 and 2014 (in millions, except share and per share amounts):

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Total revenue	$146.2	$123.5	$582.6	$478.0

Net income available to common shareholders	$12.3	$6.4	$57.8	$51.3
Net income per diluted common share	$0.21	$0.12	$0.99	$1.00

Adjusted Hotel EBITDA	$47.8	$37.7	$190.6	$154.0

Adjusted Corporate EBITDA	$42.8	$33.7	$172.5	$138.4

AFFO available to common shareholders	$30.7	$24.0	$127.8	$100.4
AFFO per diluted common share	$0.52	$0.44	$2.21	$1.97

Weighted-average number of diluted common shares outstanding	59,027,852	54,262,749	57,926,399	50,890,861

HOTEL OPERATING RESULTS
Management assesses the operating performance of its hotels irrespective of the hotel owner during the periods compared using the following key operating metrics: occupancy, ADR, RevPAR, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin. The Trust uses the term "pro forma" to refer to metrics that include, or comparisons of metrics that are based on, the operating results of hotels under previous ownership for either a portion of or the entire period. As of December 31, 2015, the Trust owned 22 hotels. Since two of its hotels owned as of December 31, 2015 were acquired during 2015 and another one was acquired in October 2014, the key operating metrics below reflect the pro forma operating results for those hotels for all, or a certain period, of the three months and year ended December 31, 2015 and 2014.
Included in the following table are comparisons of the key operating metrics for the hotel portfolio for the three months and year ended December 31, 2015 and 2014 (in thousands, except for ADR and RevPAR):

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

	Three Months Ended December 31,			Year Ended December 31,
	2015	2014(1)	Change	2015(1)	2014(1)	Change
Pro forma Occupancy	79.0%	75.2%	380 bps	81.3%	79.4%	190 bps
Pro forma ADR	$222.41	$225.11	(1.2)%	$228.70	$221.44	3.3%
Pro forma RevPAR	$175.68	$169.29	3.8%	$185.88	$175.87	5.7%

Pro forma Adjusted Hotel EBITDA	$47,763	$42,668	11.9%	$197,393	$180,113	9.6%
Pro forma Adjusted Hotel EBITDA Margin	32.7%	30.3%	240 bps	32.7%	31.4%	130 bps

__________

(1)	Includes results of operations for certain hotels prior to their acquisition by the Trust.

Hotel EBITDA, Adjusted Hotel EBITDA, Adjusted Hotel EBITDA Margin, Corporate EBITDA, Adjusted Corporate EBITDA, FFO, FFO available to common shareholders and AFFO available to common shareholders are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.
CAPITAL MARKETS ACTIVITY
The Trust has not sold any common shares under its continuous at-the-market (ATM) program or repurchased any common shares under its share repurchase program during 2015 and through February 18, 2016.
DIVIDENDS
On October 15, 2015, the Trust paid dividends in the amounts of $0.40 per share to its common shareholders and $0.484375 per share to its preferred shareholders, both of record as of September 30, 2015. On December 17, 2015, the Trust declared dividends in the amounts of $0.40 per share payable to its common shareholders and $0.484375 per share payable to its preferred shareholders, both of record as of December 31, 2015. Both dividends were paid on January 15, 2016.
2016 OUTLOOK
The Trust reaffirms its previously provided first quarter and full year 2016 outlook as follows (in millions, except RevPAR and per share amounts):

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

	First Quarter		Full Year
	2016 Outlook		2016 Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$3.4	$5.1	$72.9	$78.6
Net income per diluted common share	$0.06	$0.09	$1.24	$1.34

Adjusted Corporate EBITDA	$31.2	$32.7	$193.6	$200.1

AFFO available to common shareholders	$21.8	$23.6	$147.1	$152.8
AFFO per diluted common share	$0.37	$0.40	$2.50	$2.60

Corporate cash general and administrative expense	$2.8	$3.0	$10.0	$10.8
Corporate non-cash general and administrative expense	$2.3	$2.3	$9.4	$9.4

Weighted-average number of diluted common shares outstanding	59.2	59.2	58.9	58.9

HOTEL PORTFOLIO:

RevPAR	$164.00	$167.00	$195.00	$199.00
Pro forma RevPAR increase over 2015(1)	6.0%	8.0%	5.0%	7.0%
Adjusted Hotel EBITDA	$36.3	$38.0	$213.0	$220.3
Adjusted Hotel EBITDA Margin	26.9%	27.6%	33.7%	34.2%
Pro forma Adjusted Hotel EBITDA Margin increase over 2015(1)	200 bps	275 bps	100 bps	150 bps

_____________

(1)	The comparable 2015 period includes results of operations for certain hotels prior to their acquisition by the Trust.
The Trust’s 2016 outlook assumes no acquisitions, dispositions, or financing transactions beyond the refinance of the Hyatt Regency Boston mortgage loan and the Courtyard Washington Capitol Hill/Navy Yard mortgage loan, which are prepayable without penalty on April 6, 2016 and August 1, 2016, respectively. See the accompanying financial tables for quarterly pro forma hotel operating results for the hotel portfolio for 2015.
“We are off to a strong start in 2016 with RevPAR growth of over 9.0% in January. We continue to see solid trends on the group side of our business, which in turn has helped compression with transient booking thus far,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer. “We expect the remainder of the quarter to exhibit continued strong growth and as a result, we are reaffirming the first quarter and full year outlook we provided earlier this year.”

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
Hotel EBITDA – Hotel EBITDA is defined as net income before interest, income taxes, depreciation and amortization, air rights amortization, corporate general and administrative, and hotel acquisition costs. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance, excluding the impact of the Trust’s capital structure (primarily interest), the Trust’s asset base (primarily depreciation and amortization), and the Trust’s corporate-level expenses (corporate general and administrative and hotel acquisition costs).
Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance, excluding the effect of these non-cash items.
Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gains (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges of depreciable real estate, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders – The Trust reduces FFO for preferred share dividends and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Thursday, February 18, 2016 at 5:00 p.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 32353126. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on February 25, 2016. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

callers). The conference call ID is 32353126. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 22 hotels with an aggregate of 6,699 rooms in nine states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s first quarter and full year 2016 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; the effects of any acquisitions, dispositions or financing transactions the Trust may undertake; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of February 18, 2016, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31,
	2015	2014

ASSETS
Property and equipment, net	$1,926,944	$1,580,427
Intangible assets, net	36,414	36,992
Cash and cash equivalents	50,544	29,326
Restricted cash	40,361	43,387
Accounts receivable, net	15,603	13,102
Prepaid expenses and other assets	17,900	10,637
Deferred financing costs, net	6,493	6,064
Total assets	$2,094,259	$1,719,935

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$776,241	$551,723
Accounts payable and accrued expenses	62,683	53,442
Other liabilities	45,778	32,788
Total liabilities	884,702	637,953

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; Series A Cumulative Redeemable Preferred Shares; 5,000,000 shares issued and outstanding ($127,422 liquidation preference)	50	50
Common shares, $.01 par value; 400,000,000 shares authorized; 59,659,522 shares and 54,818,064 shares issued and outstanding, respectively	597	548
Additional paid-in capital	1,297,877	1,138,391
Cumulative dividends in excess of net income	(88,675)	(57,007)
Accumulated other comprehensive loss	(292)	—
Total shareholders’ equity	1,209,557	1,081,982
Total liabilities and shareholders’ equity	$2,094,259	$1,719,935

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	3.04	2.65
Leverage ratio(1)	32.6%	31.1%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(unaudited)
REVENUE
Rooms	$108,193	$93,297	$441,141	$364,727
Food and beverage	31,139	25,093	117,171	94,307
Other	6,848	5,111	24,312	18,946
Total revenue	146,180	123,501	582,624	477,980

EXPENSES
Hotel operating expenses:
Rooms	25,175	22,515	100,245	84,445
Food and beverage	22,895	19,016	87,625	71,816
Other direct	1,809	2,019	7,109	8,032
Indirect	48,383	42,166	196,523	160,589
Total hotel operating expenses	98,262	85,716	391,502	324,882
Depreciation and amortization	18,581	14,079	69,743	51,567
Air rights contract amortization	130	130	520	520
Corporate general and administrative	4,952	4,052	18,046	15,557
Hotel acquisition costs	—	3,562	854	3,622
Total operating expenses	121,925	107,539	480,665	396,148

Operating income	24,255	15,962	101,959	81,832

Interest income	—	—	—	8
Interest expense	(8,222)	(6,880)	(31,856)	(27,357)
Gain on sale of hotel	—	—	—	7,006

Income before income taxes	16,033	9,082	70,103	61,489

Income tax expense	(1,302)	(243)	(2,595)	(535)

Net income	14,731	8,839	67,508	60,954

Preferred share dividends	(2,422)	(2,422)	(9,688)	(9,688)
Net income available to common shareholders	$12,309	$6,417	$57,820	$51,266

Net income per common share:
Basic	$0.21	$0.12	$1.00	$1.01
Diluted	$0.21	$0.12	$0.99	$1.00

Weighted-average number of common shares outstanding:
Basic	58,561,323	53,821,483	57,474,256	50,488,007
Diluted	59,027,852	54,262,749	57,926,399	50,890,861

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2015	2014

Cash flows from operating activities:
Net income	$67,508	$60,954
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	69,743	51,567
Air rights contract amortization	520	520
Deferred financing costs amortization	1,882	2,448
Gain on sale of hotel	—	(7,006)
Share-based compensation	7,644	5,803
Other	(834)	625
Changes in assets and liabilities:
Accounts receivable, net	(679)	1,277
Prepaid expenses and other assets	(4,101)	(290)
Accounts payable and accrued expenses	4,069	3,766
Other liabilities	5,961	(30)
Net cash provided by operating activities	151,713	119,634

Cash flows from investing activities:
Acquisition of hotels, net of cash acquired	(255,249)	(152,292)
Disposition of hotel, net of cash sold	—	31,822
Improvements and additions to hotels	(36,782)	(87,182)
Change in restricted cash	3,026	(2,164)
Net cash used in investing activities	(289,005)	(209,816)

Cash flows from financing activities:
Proceeds from sale of common shares, net of underwriting fees	153,962	144,320
Payment of offering costs related to sale of common shares	(284)	(392)
Borrowings under revolving credit facility	330,000	100,000
Repayments under revolving credit facility	(220,000)	(100,000)
Proceeds from issuance of mortgage debt	—	90,000
Scheduled principal payments on mortgage debt	(10,271)	(69,837)
Payment of deferred financing costs	(2,311)	(2,011)
Payment of dividends to common shareholders	(81,111)	(58,892)
Payment of dividends to preferred shareholders	(9,688)	(9,688)
Repurchase of common shares	(1,787)	(2,705)
Net cash provided by financing activities	158,510	90,795
Net increase in cash	21,218	613
Cash and cash equivalents, beginning of period	29,326	28,713
Cash and cash equivalents, end of period	$50,544	$29,326

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles net income to Hotel EBITDA, Adjusted Hotel EBITDA, pro forma Adjusted Hotel EBITDA, and pro forma Adjusted Hotel EBITDA Margin for the three months and year ended December 31, 2015 and 2014:

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Net income	$14,731	$8,839	$67,508	$60,954
Add: Interest expense	8,222	6,880	31,856	27,357
Income tax expense	1,302	243	2,595	535
Depreciation and amortization	18,581	14,079	69,743	51,567
Air rights contract amortization	130	130	520	520
Corporate general and administrative	4,952	4,052	18,046	15,557
Hotel acquisition costs	—	3,562	854	3,622
Less: Interest income	—	—	—	(8)
Hotel EBITDA	47,918	37,785	191,122	160,104

Less: Non-cash amortization(1)	(155)	(81)	(571)	889
Gain on sale of hotel	—	—	—	(7,006)
Adjusted Hotel EBITDA	47,763	37,704	190,551	153,987

Add: Prior owner Hotel EBITDA(2)	—	4,964	6,842	28,219
Less: Hotel EBITDA of hotel sold(3)	—	—	—	(2,093)
Pro forma Adjusted Hotel EBITDA	$47,763	$42,668	$197,393	$180,113

Total revenue	$146,180	$123,501	$582,624	$477,980
Add: Prior owner total revenue(2)	—	17,341	20,286	100,311
Less: Total revenue of hotel sold(3)	—	—	—	(5,166)
Pro forma total revenue	$146,180	$140,842	$602,910	$573,125

Pro forma Adjusted Hotel EBITDA Margin	32.7%	30.3%	32.7%	31.4%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

(2)	Reflects results of operations for certain hotels prior to our acquisition.

(3)	Reflects results of operations for the Courtyard Anaheim at Disneyland Resort which was sold on September 30, 2014.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months and year ended December 31, 2015 and 2014:

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Net income	$14,731	$8,839	$67,508	$60,954
Add: Interest expense	8,222	6,880	31,856	27,357
Income tax expense	1,302	243	2,595	535
Depreciation and amortization	18,581	14,079	69,743	51,567
Less: Interest income	—	—	—	(8)
Corporate EBITDA	42,836	30,041	171,702	140,405

Add: Hotel acquisition costs	—	3,562	854	3,622
Less: Non-cash amortization(1)	(25)	49	(51)	1,408
Gain on sale of hotel	—	—	—	(7,006)
Adjusted Corporate EBITDA	$42,811	$33,652	$172,505	$138,429
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.
The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months and year ended December 31, 2015 and 2014:

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Net income	$14,731	$8,839	$67,508	$60,954
Add: Depreciation and amortization	18,581	14,079	69,743	51,567
Less: Gain on sale of hotel	—	—	—	(7,006)
FFO	33,312	22,918	137,251	105,515

Less: Preferred share dividends	(2,422)	(2,422)	(9,688)	(9,688)
Dividends declared on unvested time-based awards	(134)	(114)	(560)	(499)
Undistributed earnings allocated to unvested time-based awards	—	—	—	—
FFO available to common shareholders	30,756	20,382	127,003	95,328

Add: Hotel acquisition costs	—	3,562	854	3,622
Non-cash amortization(1)	(25)	49	(51)	1,408
AFFO available to common shareholders	$30,731	$23,993	$127,806	$100,358

FFO per common share:
Basic	$0.53	$0.38	$2.21	$1.89
Diluted	$0.52	$0.38	$2.19	$1.87

AFFO per common share:
Basic	$0.52	$0.45	$2.22	$1.99
Diluted	$0.52	$0.44	$2.21	$1.97

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.
The following table reconciles forecasted net income to Hotel EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin for the three months ending March 31, 2016 and year ending December 31, 2016:

	Three Months Ending March 31, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$5,950	$7,700	$83,130	$88,880
Add: Interest expense	8,260	8,260	33,510	33,510
Income tax expense (benefit)	(1,500)	(1,700)	2,750	3,500
Depreciation and amortization	18,470	18,470	74,290	74,290
Air rights contract amortization	130	130	520	520
Corporate general and administrative	5,100	5,300	19,420	20,170
Hotel EBITDA	36,410	38,160	213,620	220,870

Less: Non-cash amortization(1)	(160)	(160)	(620)	(620)
Adjusted Hotel EBITDA	$36,250	$38,000	$213,000	$220,250

Total revenue	$134,900	$137,600	$631,500	$643,500

Adjusted Hotel EBITDA Margin	26.9%	27.6%	33.7%	34.2%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ending March 31, 2016 and year ending December 31, 2016:

	Three Months Ending March 31, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$5,950	$7,700	$83,130	$88,880
Add: Interest expense	8,260	8,260	33,510	33,510
Income tax expense (benefit)	(1,500)	(1,700)	2,750	3,500
Depreciation and amortization	18,470	18,470	74,290	74,290
Corporate EBITDA	31,180	32,730	193,680	200,180

Less: Non-cash amortization(1)	(30)	(30)	(100)	(100)
Adjusted Corporate EBITDA	$31,150	$32,700	$193,580	$200,080
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ending March 31, 2016 and year ending December 31, 2016:

	Three Months Ending March 31, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$5,950	$7,700	$83,130	$88,880
Add: Depreciation and amortization	18,470	18,470	74,290	74,290
FFO	24,420	26,170	157,420	163,170

Less: Preferred share dividends	(2,420)	(2,420)	(9,690)	(9,690)
Dividends declared on unvested time-based awards	(140)	(140)	(560)	(560)
Undistributed earnings allocated to unvested time-based awards	—	—	—	—
FFO available to common shareholders	21,860	23,610	147,170	152,920

Less: Non-cash amortization(1)	(30)	(30)	(100)	(100)
AFFO available to common shareholders	$21,830	$23,580	$147,070	$152,820

FFO per common share – basic and diluted	$0.37	$0.40	$2.50	$2.60

AFFO per common share – basic and diluted	$0.37	$0.40	$2.50	$2.60

Weighted-average number of common shares outstanding:
Basic	58,693	58,693	58,765	58,765
Diluted	59,196	59,196	58,860	58,860
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
SUPPLEMENTAL HOTEL OPERATING RESULTS
(in thousands, except ADR and RevPAR)
(unaudited)

The following table includes the Trust's 2015 hotel operating results for the hotel portfolio:

	Three Months Ended				Year Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2015
HOTEL PORTFOLIO(1):
Occupancy	72.0%	86.0%	87.9%	79.0%	81.3%
ADR	$214.86	$237.11	$237.33	$222.41	$228.70
RevPAR	$154.78	$203.99	$208.58	$175.68	$185.88

Net income	$1,552	$24,045	$27,180	$14,731	$67,508
Add: Interest expense	7,179	8,168	8,287	8,222	31,856
Income tax expense (benefit)	(3,348)	4,340	301	1,302	2,595
Depreciation and amortization	14,927	17,929	18,306	18,581	69,743
Air rights contract amortization	130	130	130	130	520
Corporate general and administrative	4,577	4,498	4,019	4,952	18,046
Hotel acquisition costs	369	466	19	—	854
Hotel EBITDA	25,386	59,576	58,242	47,918	191,122

Less: Non-cash amortization(2)	(81)	(180)	(155)	(155)	(571)
Adjusted Hotel EBITDA	25,305	59,396	58,087	47,763	190,551

Add: Prior owner Hotel EBITDA(1)	6,363	479	—	—	6,842
Pro forma Adjusted Hotel EBITDA	$31,668	$59,875	$58,087	$47,763	$197,393

Total revenue	$109,290	$162,145	$165,009	$146,180	$582,624
Add: Prior owner total revenue(1)	18,044	2,242	—	—	20,286
Pro forma total revenue	$127,334	$164,387	$165,009	$146,180	$602,910

Pro forma Adjusted Hotel EBITDA Margin	24.9%	36.4%	35.2%	32.7%	32.7%

_____________

(1)
The hotel operating results for the three months ended March 31, 2015 and June 30, 2015, and for the year ended December 31, 2015, reflect results of operations for certain hotel(s) prior to their acquisition by the Trust.

(2)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Denver Marriott City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	The Hotel Minneapolis, Autograph Collection	Minneapolis, MN	222	October 30, 2012
15	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
16	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
17	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
18	Hyatt Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
19	Hyatt Santa Barbara	Santa Barbara, CA	205	June 27, 2013
20	JW Marriott San Francisco Union Square	San Francisco, CA	337	October 1, 2014
21	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
22	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,699